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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 2, 1998

                        ALABAMA NATIONAL BANCORPORATION
             (Exact name of registrant as specified in its charter)

      Delaware                            0-25160           63-1114426
  (State or other jurisdiction         (Commission        (IRS Employer
    of incorporation)                    File Number)       Identification No.)

                            1927 First Avenue North
                           Birmingham, Alabama 35203
                    (Address of principal executive offices)

       Registrant's telephone number, including area code (205) 583-3600

                                 Not Applicable
         (Former name of former address, if changed since last report)
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ITEM 2.  ACQUISITION ON DISPOSITION OF ASSETS

  On October 2, 1998, the Registrant completed the merger (the "Merger") of Community Financial Corporation ("CFC") with and into the Registrant. For additional information regarding the Merger, see the Registrant's (i) Current Report on Form 8-K dated June 8, 1998, (ii) Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, and (iii) Registration Statement on Form S-4 (Reg. No. 333-59813), each of which is hereby incorporated by reference.


ITEM 7.  EXHIBITS

Exhibit 2.1 Agreement and Plan of Merger dated as of June 8, 1998, between the Registrant and CFC (incorporated by reference to Registrant's Registration Statement on Form S-4, No. 333-59813).

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  Dated:  October 5, 1998

                                        ALABAMA NATIONAL BANCORPORATION


                                        By: /s/ John H. Holcomb, III
                                            ------------------------
                                            John H. Holcomb, III
                                            Chairman and Chief Executive Officer